PROMISSORY NOTE

$ 250,000.00                                   DATE: June 12,1996
                                                Las Vegas, Nevada

     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to M & R INVESTMENT COMPANY, INC., a Nevada Corporation, or to order (hereinafter "Holder"), at such place or places as may from time to time be designated by Holder, the principal sum of Two Hundred Fifty Thousand and No/100 ($250,000.00), together with interest accruing thereon at the rate of twelve percent (12%) per annum, principal and interest payable as follows:

     (a)  A principal payment of One Hundred Thousand and No/100
Dollars ($100,000.00) shall be made on or before July 1, 1996;

     (b) Accrued Interest shall be paid monthly, with the first payment of interest accruing between the date hereof and July 31, 1996 being made on August 1, 1996, and all further accrued interest being paid on the first day of each month thereafter, until the Maturity Date (as hereinafter defined); and

     (c) All outstanding principal and accrued interest shall be due and payable on or before the earlier of (I) the date that the Secondary Nonrefundable Payment of $250,000.00 becomes due and payable under that certain Asset Purchase Agreement (With Limited Warranties By Seller) by and between Maker and the Federal Deposit Insurance Corporation, dated June 12, 1996 ("Asset Purchase Agreement"), and (ii) six (6) months after the date hereof ("Maturity Date").

     All payments due hereunder shall be paid at the offices of Holder, 4045 South Spencer Street, Suite 206, Las Vegas, Nevada 89119. All payments hereunder shall be credited first to accrued interest and next to reducing the balance of the principal. Any and all payments hereunder shall be payable in lawful money of the United States which shall be legal tender in payment of all debts at the time of payment. Maker may prepay, without penalty, this Promissory Note in whole or in part with accrued interest to the date of such prepayment on the amount prepaid.

     In the event Maker is late in the payment of any amount due hereunder, Maker shall pay Holder interest at the rate of eighteen percent (18%) per annum upon all such late payments from the date the payment should have been received by Holder to the date payment was actually received by Holder.

     This Promissory Note is secured by an assignment of Maker's rights and interest under the Asset Purchase Agreement, as set forth in the Loan Agreement and Assignment and UCC-I financing statement of even date herewith, and all of the terms thereof are incorporated herein and made a part hereof by this reference.


     Should payment of any principal or interest not be made when due, or if Maker should breach the Asset Purchase Agreement or the Loan Agreement and Assignment, Maker shall be in default under this Promissory Note. In the event of such default, Maker shall have the earlier of (I) ten (10) business days after the date thereof, and (ii) the date that the Secondary Nonrefundable Payment of $250,000.00 becomes due and payable under the Asset Purchase Agreement to cure such default ("Cure Date"). If Maker fails to cure a default by the Cure Date, the whole sum of principal and interest due hereunder shall become immediately due and payable at the option of Holder, and Holder may exercise any and all rights and remedies it may possess at law or in equity for the collection of this obligation.

     Maker hereby waives notice of default, diligence, demand, presentment, notice of nonpayment and protest.

     If any action is taken by Holder (whether by Court proceeding or otherwise) to enforce payment of this Note, the undersigned promises to pay to Holder any and all costs of such action, including all reasonable attorneys' fees and costs incurred therein.

                              "Maker"

                              GOLDEN STATE TRUST, an
                              irrevocable trust



                              By: /s/
                                 Jeffery Middlekauff, Trustee





                                2


                 ASSIGNMENT OF RIGHT TO PAYMENTS;
                      CONSENT TO ASSIGNMENT


         WHEREAS, JOHN B. ANDERSON ("Assignor") is obligated to the Federal Deposit Insurance Corporation, a corporation organized under the laws of the United States ("FDIC"), pursuant to that certain judgment entered in the District Court, Clark County, Nevada, in Case No. A245662, together with the sister-state judgment entered thereon in California ("Judgment"); and

         WHEREAS, an irrevocable trust known as the GOLDEN STATE TRUST ("GST") has entered into an agreement with FDIC to acquire the Judgment and certain other rights ("Asset Purchase Agreement"); and

         WHEREAS, GST desires to borrow from M & R INVESTMENT COMPANY, INC., a Nevada corporation ("Assignee"), the sum of Two Hundred
Fifty Thousand and No/100 Dollars ($250,000.00), as more particularly set forth in the Loan Agreement and Assignment of even date herewith ("Loan"), for the purpose of complying with the terms and conditions of the Asset Purchase Agreement; and

         WHEREAS, Assignee will only agree to make the Loan to GST if Assignor assigns to Assignee certain sums due to Assignor from BABY GRAND CORP., a Nevada corporation ("BGC"), as an officer and director of BGC, until the Loan is repaid in full, along with all accrued interest thereon; and

         WHEREAS, Assignor shall obtain substantial benefit from the Loan being made by Assignee to GST,

         NOW, THEREFORE, in consideration of Assignee's agreement to make the Loan to GST and of the mutual promises and covenants herein contained, Assignor hereby assigns to Assignee and Assignee hereby takes from Assignor an assignment of Assignor's right to receive from BGC the sum of $100,000.00 due and owing to Assignor from BGC on July 1, 1996, and additional monthly sums of $1,500.00 due and owing to Assignor from BGC on the first day of each month thereafter, until the Loan and all interest accrued thereon are paid in full, and Assignor and Assignee further agree as follows:

         1. Assignor shall neither agree nor consent to any modification, amendment, or termination of any agreement or understanding, or resign from any position, pursuant to which Assignor is entitled to receive the payments from BGC that form the basis for the present assignment, nor shall Assignor take any action or suffer that any action be taken that would restrict the payment of monies to Assignee from BGC under this assignment.

         2. Assignor shall inform Assignee of any default by any party under any agreement or understanding pursuant to which Assignor is entitled to receive the payments from BGC that form the basis for the present assignment.

         3. Assignor shall comply with any and all federal, state, and local laws, including any and all orders or license restrictions, relating to the operation of the business operations of BGC.

         4. This assignment is absolute in nature and shall not be deemed to have been made for the purpose of securing the Loan.

         5. Assignor hereby represents, warrants, and agrees that he is legally entitled to receive, as an officer and director of BGC, the sum of $100,000.00 on July 1, 1996, and no less than the monthly sum of $1,500.00 on the first day of each month thereafter.

         6. All notices and other communications provided for under this Assignment shall be in writing and delivered or mailed, postage prepaid, certified mail, return receipt requested, to the following addresses (unless a notice of change of address is given as provided in this paragraph):

If to Assignor:         John B. Anderson
                        P.O. Box 1410
                        Davis, California 95617

If to Assignee:         M & R Investment Company, Inc.
                        4045 South Spencer Street, Suite 206
                        Las Vegas, Nevada 89119
                        Attention:  James H. Dale

         7. No failure on the part of Assignee to exercise, and no delay in exercising, any right, power or remedy under this Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Assignment preclude any other or further exercise thereof or the exercise of any other right. No waiver of any of the provisions of this Assignment shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver and no waiver shall be binding unless evidenced by an instrument in writing executed by the party making the waiver. The remedies provided in this Assignment are cumulative and not exclusive of any remedies provided by law or equity.

         8. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, successors, administrators, executors and permitted assigns.

         9. Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Assignment or affecting the validity or enforceability of such provision in any other jurisdiction.

         10. In the event that any action or proceeding is instituted to interpret or enforce the terms and provisions of this Assignment, the prevailing party shall be entitled to its costs and reasonable attorneys fees and expenses, in addition to any other relief it may obtain or be entitled to.

         11. This assignment shall be governed by the laws of the State of Nevada.

         12. Time is of the essence of this assignment and of its various provisions.

"ASSIGNOR"                        "ASSIGNEE"

                                  M & R INVESTMENT COMPANY,
                                  INC., a Nevada corporation



By: /s/                           By: /s/
    John B. Anderson                  James H. Dale, President

         The undersigned, EDITH J. ANDERSON, hereby consents to the foregoing assignment and agrees to cooperate with the Assignee, M & R Investment Company, Inc., a Nevada corporation, in the exercise of its rights thereunder.


DATED:                            /s/
                                  Edith J. Anderson



         The undersigned, BABY GRAND CORP., a Nevada corporation ("BGC"), hereby acknowledges that the Assignor, John B. Anderson, is legally entitled to receive from BGC, as an officer and director of BGC, the sum of $100,000.00 on July 1, 1996, and no less than the monthly sum of $1,500.00 on the first day of each month thereafter and hereby consents to the foregoing assignment by the Assignor to the Assignee, M & R Investment Company, Inc., a Nevada corporation, of the said sums. BGC further agrees to tender the said sums directly to Assignee until such time as Assignor and Assignee shall jointly notify BGC that the said assignment has been terminated.

         BGC understands and acknowledges that Assignee shall be lending monies in the amount of $250,000.00 to GST in reliance upon this consent and agreement by BGC.

DATED:                       BABY GRAND CORP., a Nevada
                             corporation




                             By: /s/
                                 John B. Anderson, President



                  LOAN AGREEMENT AND ASSIGNMENT

         THIS LOAN AGREEMENT AND ASSIGNMENT ("Agreement") is hereby
made and entered into this   11th   day of June, 1996, by and
between M & R INVESTMENT COMPANY, INC., a Nevada corporation ("Lender"), and GOLDEN STATE TRUST, an irrevocable trust ("Borrower"). In consideration of the mutual covenants herein contained and for good and valuable consideration, the parties hereto hereby agree as follows:

                            SECTION I

                   AMOUNT AND TERMS OF THE LOAN

         1.01 LOAN. Lender agrees, on the terms and conditions hereinafter set forth, to loan to Borrower the sum of Two Hundred
Fifty Thousand and No/100 Dollars ($250,000.00) (the "Loan").

         1.02 REPAYMENT OF LOAN. Borrower shall repay the Loan to Lender, plus interest thereon at the rate of twelve percent (12%) per annum, as evidenced by the Promissory Note described in Paragraph 1.03, as follows:

         (a)  A principal payment of One Hundred Thousand and
No/100 Dollars ($100,000.00) shall be made on or before July 1, 1996;

         (b) Accrued Interest shall be paid monthly, with the first payment of interest accruing between the date hereof and July 31, 1996, being made on August 1, 1996, and all further accrued interest being paid on the first day of each month thereafter, until the Maturity Date (as hereinafter defined); and

         (c) All outstanding principal and accrued interest shall be due and payable on or before the earlier of (I) the date that the Secondary Nonrefundable Payment of $250,000.00 becomes due and payable under that certain Asset Purchase Agreement (With Limited Warranties By Seller) by and between Maker and the Federal Deposit Insurance Corporation, a corporation organized under the laws of the United States, dated June 12, 1996 ("Asset Purchase Agreement"), and (ii) six (6) months after the date hereof ("Maturity Date").

         1.03 PROMISSORY NOTE. The Loan shall be evidenced by, and repaid with interest in accordance with, a promissory note of Borrower in substantially the form of the Promissory Note attached hereto and incorporated herein as Exhibit "A" (the "Promissory Note"). Upon the repayment in full of the Loan, including without limitation all principal and interest thereunder, the original of the Promissory Note shall be marked "Paid in Full" and returned to Borrower.

         1.04 SECONDARY NONREFUNDABLE PAYMENT. Lender may, but is not obligated to, loan Borrower the monies necessary to make the Secondary Nonrefundable Payment, which loan, if made, shall be secured by the assignment herein contained and shall be represented by a new promissory note.

         1.05 REPAYMENTS. Borrower may prepay, without penalty, the Promissory Note in whole or in part with accrued interest to the date of such prepayment on the amount prepaid.

         1.06 METHOD OF PAYMENT. Borrower shall make each payment under this Agreement and under the Promissory Note not later than 5:00 P.M. on the date when due in lawful money of the United
States of America.

                            SECTION 2

                       CONDITIONS PRECEDENT

         2.01 CONDITION PRECEDENT TO LOAN. Lender's obligation to make the Loan is subject to the condition precedent that Lender shall have received on or before the day of such Loan each of the following, in form and substance satisfactory to Lender and its counsel:
         (a)  The Promissory Note duly executed by Borrower;

         (b) A fully-executed copy (or copies, if executed in counterparts) of the Asset Purchase Agreement;

         (c)  The UCC-I Financing Statement described herein; and

         (d) The assignment by John B. Anderson to Lender of his right to receive payments due and payable from Baby Grand Corp. ("BGC"), including the sum of $100,000.00, which amount John B. Anderson represents and warrants to Lender is due and payable on July 1, 1996, and additional sums of $1,500.00 per month, which amounts John B. Anderson represents and warrants to Lender are due and payable on the first day of each month following July 1, 1996, in a form satisfactory to Lender.

                            SECTION 3

                            ASSIGNMENT

         3.01 ASSIGNMENT. Borrower hereby assigns absolutely to Lender all of Borrower's rights, title, and interest in and to the Asset Purchase Agreement, and proceeds therefrom, regardless of the form of such proceeds, whether arising from a voluntary or involuntary disposition of such collateral or the proceeds thereof.

         3.02 LENDER'S AND BORROWER'S RIGHTS. By this assignment, Lender shall have all of the rights, title, and interest of Borrower as "Buyer" under the Asset Purchase Agreement. Notwithstanding the foregoing, provided Borrower shall not be in default under this Agreement, the Promissory Note, the Asset Purchase Agreement, or any other obligations and indebtedness of Borrower to Lender of whatever kind and whenever or however created or incurred, Borrower may exercise all of the "Buyer's" rights, title, and interest in and to the Asset Purchase
Agreement as if this assignment had never occurred.
Nevertheless, in the event that Borrower shall default hereunder, or under the Promissory Note, the Asset Purchase Agreement, or any other obligation owed by Borrower to Lender, and the default is not timely cured, Lender shall be deemed to possess and shall be entitled to exercise immediately and without further action being taken by Lender any and all rights, title, and interest of the Buyer under the Asset Purchase Agreement, including without limitation Buyer's right to cure any defaults thereunder.

         3.03 REASSIGNMENT AND TERMINATION OF FINANCING
STATEMENTS. Upon payment and satisfaction in full of the obligations and indebtedness secured thereby, Lender shall reassign to Borrower all of the rights, title, and interest assigned herein and Lender shall terminate any and all financing statements filed pursuant hereto.

                            SECTION 4

                  REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender as follows:

         4.01 POWER AND AUTHORITY. Borrower is a duly-created, validly-existing irrevocable trust, and the undersigned has the power and authority, as Borrower's trustee, to enter into this Agreement on behalf of Borrower and to comply with the provisions hereof relevant to it. The undersigned has taken all requisite action necessary to authorize the execution of this Agreement on Borrower's behalf by the undersigned and to approve compliance herewith and to perform all obligations of Borrower hereunder. Additionally, the execution, delivery, and performance by Borrower of this Agreement and of the Promissory Note do not and will not:

            (a) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which they or their properties may be bound or affected; or

            (b) result in or require the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by Borrower; or

            (c) cause Borrower to be in default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

         4.02 LEGALLY ENFORCEABLE AGREEMENT. This Agreement is a legal valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

         4.03 OTHER AGREEMENTS. Borrower is not a party to any indenture, loan, or credit agreement or to any lease or other agreement or instrument that could have a material adverse affect on the business, properties, assets, operations, or conditions, financial or otherwise, of Borrower, or the ability of Borrower to carry out its obligations under the Promissory Note or this Agreement. Borrower is not in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

         4.04 LITIGATION. Except as expressly set forth in the Asset Purchase Agreement, there is no pending or threatened action or proceeding against or affecting Borrower before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially, adversely affect the financial condition, operations, properties, or business of Borrower or the ability of Borrower to perform its obligations under this Agreement, the Promissory Note, or the Asset Purchase Agreement.

         4.05 NO ASSIGNMENTS. Borrower has not assigned or agreed to assign any rights, title, or interest that it may have in or to the Asset Purchase Agreement.

                            SECTION 5

                      AFFIRMATIVE COVENANTS

         So long as the Promissory Note shall remain unpaid or Lender shall have any commitment under this Agreement, Borrower will:

         5.01 NOTICE OF DEFAULT. Borrower shall immediately notify Lender of any default by any party to the Asset Purchase Agreement and shall further keep Lender apprised, at all times, of Borrower's efforts to obtain financing for the transaction contemplated under the Asset Purchase Agreement.

         5.02 MAINTENANCE OF RECORDS. Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles, consistently applied, reflecting all financial transactions of Borrower.

         5.03 COMPLIANCE WITH LAWS. Comply in all respects with all applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property.

         5.04 RIGHT OF INSPECTION. At any reasonable time, permit Lender or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of, and visit the place of business of Borrower and to discuss the affairs, finances, and accounts of Borrower with Borrower and Borrower's independent accountants, if any.

         5.05 FINANCING STATEMENTS. Execute such financing statements (UCC-1) and other documents as shall reasonably be deemed necessary by Lender to protect Lender's assigned interest, as created hereunder, it being understood that one or more financing statements may be filed by Lender as a precautionary measure and to protect Lender's assigned interest.

                            SECTION 6

                        NEGATIVE COVENANTS

         So long as the Promissory Note shall remain unpaid or Lender shall have any commitment under this Agreement, Borrower shall not, without the prior written consent of Lender:

         6.01 ASSIGNMENTS OR LIENS. Further transfer or assign any of its rights, title, or interest in or to the Asset Purchase Agreement, or create, incur, assume, or suffer to exist, any lien, security interest, or encumbrance upon or with respect to the Asset Purchase Agreement, except for liens, security interests, or encumbrances in favor of Lender.

         6.02 MODIFICATION OR TERMINATION OF ASSET PURCHASE AGREEMENT. Modify, amend, or terminate the Asset Purchase Agreement, or waive any of Borrower's or Lender's rights, title, or interest therein and thereto, or take any action or engage in any conduct whereby Borrower or Lender may be estopped from exercising their respective rights, title, or interest in and to the Asset Purchase Agreement, or which would constitute a breach of the Asset Purchase Agreement.

                            SECTION 7

                        EVENTS OF DEFAULT

         7.01 EVENTS OF DEFAULT. If any of the following events shall occur:

         (a) Borrower shall fail to pay the principal of, or interest on, the Promissory Note as and when due and payable, or to cure such default within the earlier of (I) ten (10) business days after the date thereof, and (ii) the date that the Secondary Nonrefundable Payment of $250,000.00 becomes due and payable under the Asset Purchase Agreement ("Cure Date");

         (b) Borrower shall in any manner materially breach this Agreement, the Promissory Note, or the Asset Purchase Agreement, and shall fail to cure any such default by the Cure Date;

         (c) Any representation or warranty made or deemed made by Borrower in this Agreement or which is contained in any certificate, document opinion, or financial or other statement furnished at any time under or in connection with this Agreement, the Promissory Note, or the Asset Purchase Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

         (d) Borrower (I) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statue of any jurisdiction; or (iv) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period thirty (30) days or more; or (v) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application or proceeding, or order for relief, or the appointment of a custodian, receiver or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more; Then, and in any such event, Lender may, by written notice to Borrower, declare the Promissory Note, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Promissory Note, all such interest thereon, and all such amounts owed to Lender by Borrower shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower. Further, Lender shall have all rights under and all remedies available to it at law or in equity, including without limitation those rights set forth in
Section 3 hereof.

                            SECTION 8

                          MISCELLANEOUS

         8.01 NOTICES, ETC. All notices and other communications provided for under this Agreement shall be in writing and delivered or mailed, postage prepaid, certified mail, return receipt requested, to the following addresses (unless a notice of change of address is given as provided in this section 8.02):

         If to Lender:   M & R Investment Company, Inc.
                         4045 South Spencer Street, Suite 206
                         Las Vegas, Nevada 89119
                         Attention:  James H. Dale

         If to Borrower: Golden State Trust
                         c/o Calfee & Young
                         611 North Street
                         Woodland, California 95695-3237
                         Attention: Jeffery Middlekauff, Trustee

         8.02 NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy under this Agreement, the Promissory Note or the Asset Purchase Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement, the Promissory Note or the Asset Purchase Agreement preclude any other or further exercise thereof or the exercise of any other right. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver and no waiver shall be binding unless evidenced by an instrument in writing executed by the party making the waiver. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law or equity.

         8.03 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, successors, administrators, executors and permitted assigns.

         8.04 GOVERNING LAW. This Agreement, the Promissory Note and the Asset Purchase Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

         8.05 SEVERABILITY OF PROVISIONS. Any provision of this Agreement or the Promissory Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and the Promissory Note or affecting the validity or enforceability of such provision in any other jurisdiction.

         8.06 HEADINGS. Headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         8.07 ATTORNEY FEES. In the event that any action or proceeding is instituted to interpret or enforce the terms and provisions of this Agreement, the prevailing party shall be entitled to its costs and reasonable attorneys fees and expenses, in addition to any other relief it may obtain or be entitled to.

         8.08 CROSS-DEFAULT. Any breach of or default under the Promissory Note or the Asset Purchase Agreement, or any amendments thereto, by and between, or issued by or in favor of, the parties hereto, shall constitute a breach of this Agreement, and the parties shall each have the remedies set forth herein in the event of such breach or breaches.

         8.09 TIME OF ESSENCE. Time is of the essence of this Agreement and of its provisions.

         8.10 ENTIRE AGREEMENT. This Agreement and the Promissory Note and Asset Purchase Agreement incorporated herein by reference constitute the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior agreements, representations and understandings of the parties. No addition to or modification of this Agreement shall be binding unless executed in writing by all of the parties. Any capitalized terms in this Agreement shall have the meaning(s) ascribed thereto in the Asset Purchase Agreement or the Promissory Note, as the case may be.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

"LENDER"                        "BORROWER"

M & R INVESTMENT COMPANY,       GOLDEN STATE TRUST, an
INC., a Nevada corporation      irrevocable trust





By: /s/                         By: /s/
    James H. Dale, President        Jeffrey Middlekauff, Trustee


STATE OF NEVADA  )
                 ) SS.
COUNTY OF CLARK  )

         This instrument was acknowledged before me on the 11th day of June, 1996, by James H. Dale as President of M & R INVESTMENT
COMPANY, INC.


Notary Public-State Of Nevada
COUNTY OF CLARK                      Notary Public
PATRICIA B. CRAWLEY                  (My commission expires
My commission expires                  March 13, 1999)
March 13, 1999



STATE OF NEVADA  )
                 ) SS.
COUNTY OF CLARK  )

         This instrument was acknowledged before me on the 13th day of June, 1996, by Jeffery Middlekauff as Trustee of GOLDEN STATE
TRUST.


DONNA BRADSHAW
Commission #1088776                  Notary Public
Notary Public-California             (My commission expires
Yolo County                              Feb. 23, 2000)
My Comm. Expires Feb. 23, 2000



                           EXHIBIT "A"

                         PROMISSORY NOTE

$ 250,000.00                                   DATE: June 12,1996
                                                Las Vegas, Nevada

     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to M & R INVESTMENT COMPANY, INC., a Nevada Corporation, or to order (hereinafter "Holder"), at such place or places as may from time to time be designated by Holder, the principal sum of Two Hundred Fifty Thousand and No/100 ($250,000.00), together with interest accruing thereon at the rate of twelve percent (12%) per annum, principal and interest payable as follows:

     (a)  A principal payment of One Hundred Thousand and No/100
Dollars ($100,000.00) shall be made on or before July 1, 1996;

     (b) Accrued Interest shall be paid monthly, with the first payment of interest accruing between the date hereof and July 31, 1996 being made on August 1, 1996, and all further accrued interest being paid on the first day of each month thereafter, until the Maturity Date (as hereinafter defined); and

     (c) All outstanding principal and accrued interest shall be due and payable on or before the earlier of (I) the date that the Secondary Nonrefundable Payment of $250,000.00 becomes due and payable under that certain Asset Purchase Agreement (With Limited Warranties By Seller) by and between Maker and the Federal Deposit Insurance Corporation, dated June 12, 1996 ("Asset Purchase Agreement"), and (ii) six (6) months after the date hereof ("Maturity Date").

     All payments due hereunder shall be paid at the offices of Holder, 4045 South Spencer Street, Suite 206, Las Vegas, Nevada 89119. All payments hereunder shall be credited first to accrued interest and next to reducing the balance of the principal. Any and all payments hereunder shall be payable in lawful money of the United States which shall be legal tender in payment of all debts at the time of payment. Maker may prepay, without penalty, this Promissory Note in whole or in part with accrued interest to the date of such prepayment on the amount prepaid.

     In the event Maker is late in the payment of any amount due hereunder, Maker shall pay Holder interest at the rate of eighteen percent (18%) per annum upon all such late payments from the date the payment should have been received by Holder to the date payment was actually received by Holder.

     This Promissory Note is secured by an assignment of Maker's rights and interest under the Asset Purchase Agreement, as set forth in the Loan Agreement and Assignment and UCC-I financing statement of even date herewith, and all of the terms thereof are incorporated herein and made a part hereof by this reference.


     Should payment of any principal or interest not be made when due, or if Maker should breach the Asset Purchase Agreement or the Loan Agreement and Assignment, Maker shall be in default under this Promissory Note. In the event of such default, Maker shall have the earlier of (I) ten (10) business days after the date thereof, and (ii) the date that the Secondary Nonrefundable Payment of $250,000.00 becomes due and payable under the Asset Purchase Agreement to cure such default ("Cure Date"). If Maker fails to cure a default by the Cure Date, the whole sum of principal and interest due hereunder shall become immediately due and payable at the option of Holder, and Holder may exercise any and all rights and remedies it may possess at law or in equity for the collection of this obligation.

     Maker hereby waives notice of default, diligence, demand, presentment, notice of nonpayment and protest.

     If any action is taken by Holder (whether by Court proceeding or otherwise) to enforce payment of this Note, the undersigned promises to pay to Holder any and all costs of such action, including all reasonable attorneys' fees and costs incurred therein.

                              "Maker"

                              GOLDEN STATE TRUST, an
                              irrevocable trust



                              By: /s/
                                 Jeffery Middlekauff, Trustee



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